EXHIBIT 24.1


                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Herbert A. Allen
                                   HERBERT A. ALLEN
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Ronald W. Allen
                                   RONALD W. ALLEN
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Cathleen P. Black
                                   CATHLEEN P. BLACK
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Warren E. Buffett
                                   WARREN E. BUFFETT
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CHARLES W. DUNCAN, JR., a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Charles W. Duncan, Jr.
                                   CHARLES W. DUNCAN, JR.
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Roberto C. Goizueta
                                   ROBERTO C. GOIZUETA
                                   Chairman of the Board,
                                     Chief Executive Officer
                                      and Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, M. DOUGLAS IVESTER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ M. Douglas Ivester
                                   M. DOUGLAS IVESTER
                                   President, Chief Operating Officer
                                     and Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Susan B. King
                                   SUSAN B. KING
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Donald F. McHenry
                                   DONALD F. MCHENRY
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO
C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Sam Nunn
                                   SAM NUNN
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Paul F. Oreffice
                                   PAUL F. OREFFICE
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ James D. Robinson III
                                   JAMES D. ROBINSON III
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Peter V. Ueberroth
                                   PETER V. UEBERROTH
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ James B. Williams
                                   JAMES B. WILLIAMS
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and
(iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ James E. Chestnut
                                   JAMES E. CHESTNUT
                                   Senior Vice President and
                                      Chief Financial Officer
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company,
M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of The Coca-Cola Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors or the laws and regulations of any governmental entity outside the United States of America; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 1997.

                                   /s/ Gary P. Fayard
                                   GARY P. FAYARD
                                   Vice President and Controller
                                   The Coca-Cola Company